ARTICLES of

CHALK MEDIA CORP.

Incorporation No. 642803

TABLE OF CONTENTS

PART	ARTICLE	SUBJECT	PAGE

II

III

IV

V

ARTICLES
OF

CHALK MEDIA CORP.	Incorporation No. 642803

PART 1
INTERPRETATION

          1.1      In these Articles, unless there is something in the subject or context inconsistent therewith:

"Act" means the Business Corporations Act of the Province of British Columbia as from time to time enacted and includes all regulations made pursuant to that Act, and all amendments made to such statute or regulations and in force from time to time, and any statute or regulation that may be passed which has the effect of supplementing or superseding such statute or regulations;

"Board of Directors", "Board", "the Directors" and "the directors" means the Directors or sole Director of the Company for the time being;

"ordinary resolution" means an ordinary resolution as defined in the Act;

“registered address” of a member means his address as recorded in the central securities register;

"registered owner" or "registered holder" when used with respect to a share in the authorized capital of the Company means the person registered in the central securities register in respect of such share;

"seal" means the common seal of the Company, if the Company has one;

"shareholder" means those persons defined as such in the Act and includes any person who owns shares in the capital of the Company and whose name is entered in the central securities register or a branch securities register;

"special resolution" means a special resolution as defined in the Act; and

"writing", "in writing" and like expressions include all modes of representing, or reproducing, and recording words in visible form, including: printing, lithographing, typewriting; and photostatic, electrostatic and mechanical copying.

          1.2      Words importing the singular include the plural and vice versa; and words importing the male persons include female persons and words importing persons shall include corporations.

          1.3      Any words or phrases defined in the Act shall, if not inconsistent with the subject or context, bear the same meaning when used in these Articles.

          1.4      The Rules of Construction contained in the Interpretation Act of the Province of British Columbia shall apply, mutatis mutandis, to the interpretation of these Articles. If there is a conflict between a definition in the Act and a definition or rule in the Interpretation Act, the definition in the Act shall prevail.

PART 2
SHARES AND SHARE CERTIFICATES

          2.1      The authorized capital of the Company shall consist of shares of a class or classes, which may be divided into one or more series, as described in the Notice of Articles of the Company and each class of issued shares shall be evidenced by a distinct form of certificate.

          2.2      Every shareholder is entitled, without charge, to one certificate representing the share or shares of each class or series held by him; provided that, in respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any share certificate may be sent through the mail by registered prepaid mail to the shareholder entitled thereto at the shareholder’s registered address, and neither the Company nor any transfer agent shall be liable for any loss occasioned to the shareholder owing to any such share certificate so sent being lost in the mail or stolen.

          2.3      Certificates shall be available for delivery by the Company within one month after the issue or transfer, as the case may be, on the registers of the Company, of the shares represented by the certificates, unless the conditions of the shares otherwise provide, or where the Company has issued shares with a special right to convert attached thereto, within one month after receipt by the Company of the share certificate for the shares to be converted properly tendered for conversion, and the conversion of those shares.

          2.4      Every share certificate issued by the Company shall be in such form as the Directors approve and shall comply with the Act.

          2.5      If a share certificate:

(a)

is worn or defaced, the Directors shall, upon production to them of the said certificate and upon such other terms, if any, as they may think fit, order the said certificate to be cancelled and shall issue a new certificate in lieu thereof;

(b)	is lost, stolen or destroyed, then, upon proof thereof to the satisfaction of the Directors and upon such indemnity, if any, as the Directors deem adequate being given, a new share certificate in lieu thereof shall be issued to the person entitled to such lost, stolen or destroyed certificate; or

(c)

represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Company shall cancel the certificate so surrendered and issue in lieu thereof certificates in accordance with such request.

There shall be paid to the Company such sum, not exceeding the prescribed amount, as the Directors may from time to time fix, for each certificate to be issued under this Article.

          2.6      Every share certificate shall be signed manually by at least one officer or Director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and, in such event, a certificate so signed is as valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such certificate to hold at the date of the issue of the share certificate.

          2.7      Except as required by law, statute or these Articles, no person shall be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as by law, statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in its registered holder.

PART 3
ISSUE OF SHARES

          3.1      Subject to the requirements of the Act and these Articles with respect to pro rata offerings (if applicable) and to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase or alteration of capital, the unissued shares shall be under the control of the Directors who may, subject to the rights of the holders of the shares of the Company for the time being outstanding, issue, allot, sell or otherwise dispose of, and/or grant options or rights, or share purchase warrants on, or otherwise deal in, shares authorized but not outstanding, and outstanding shares held by the Company, at such times, to such persons (including Directors), in such manner, upon such terms and conditions and at such price or for such consideration, as the Directors, in their absolute discretion, may determine.

          3.2      If the Company is or becomes a non-public company:

(a)	the Directors, before allotting shares, other than an allotment pursuant to:

(i)	rights of exchange or conversion attached to shares or securities of the company,

(ii)	an amalgamation agreement,

(iii)	an arrangement under the Act,

(iv)	a dividend payable in shares,

(v)	an employee share ownership plan registered under Part 1 of the Employee Investment Act, or

(vi)	an employee venture capital plan registered under Part 2 of the Employee Investment Act, or

(vii)	an allotment of shares to be issued for a consideration all or substantially all of which is other than money,

must offer those shares proportionately to the shareholders, but if there are classes of shares, the directors must first offer the shares to be allotted proportionately to the shareholders holding shares of the class proposed to be allotted and, if any shares remain, the directors must then offer the remaining shares proportionately to the other shareholders;

(b)	The offer referred to in subsection (a) must be made by notice specifying the number of shares offered and the time, which must be not less than 7 days, for acceptance;

(c)

After the expiration of the time for acceptance of the offer referred to in subsection (a) or on receipt of written confirmation from the person to whom the offer is made that the person declines to accept the offer, and if there are no other shareholders holding shares who should first receive an offer, the directors may offer shares for 3 months after that time, to the persons and in the manner the directors think most beneficial to the company, but the offer to those persons must not be at a price less than, or on terms more favourable than, the offer to the shareholders; and

(d)

A shareholder may not waive generally the shareholder’s right to be offered shares referred to in subsection (a), but a shareholder may, in writing, waive the shareholder’s right to be offered a specified allotment of shares, before or after the allotment.

          3.3      Subject to the provisions of the Act, the Company, or the Directors on behalf of the Company, may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares.

          3.4      Except as provided in the Act, no share may be issued until it is fully paid and the Company shall have received the full consideration therefor in cash, property or past services actually performed for the Company. The value of property or services for the purposes of this Article shall be the value determined by the Directors by resolution to be, in all circumstances of the transaction, the fair market value thereof, and the full consideration received for a share issued by way of dividend shall be the amount declared by the Directors to be the amount of the dividend.

          3.5      The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

PART 4
SHARE REGISTER

          4.1      The Company shall keep or cause to be kept a central securities register as required by the Act. If the Company's capital shall consist of more than one class of shares, a separate central securities register may be kept in respect of each class of shares. If there are more than 100 shareholders of any class of shares, the Company shall keep an index of the names of the shareholders as required by the Act. The Directors on behalf of the Company may appoint a trust company to keep the central securities register or, if there is more than one class of shares, the Directors may appoint a trust company, which need not be the same trust company, to keep the central securities register for each class of shares. The Directors on behalf of the Company may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or another trust company or companies as registrar for its shares or such class thereof, as the case may be. The Directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place.

          4.2      Subject to the provisions of the Act, the Company may keep or cause to be kept one or more branch securities registers at such place or places as the Directors may from time to time determine.

          4.3      The Company shall not at any time close its central securities register.

PART 5
TRANSFER OF SHARES

          5.1      Subject to the restrictions, if any, set forth in these Articles, any shareholder may transfer any of his shares by instrument in writing executed by or on behalf of such shareholder and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company's share certificates or in such other form as the Directors may from time to time approve. If the Directors so determine, each instrument of transfer shall be in respect of only one class of share.

          5.2      The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Company, its Directors, officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its Directors, officers and agents to register, in the name of the person on whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares if specified in the instrument of transfer, or if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

          5.3      Neither the Company nor any Director, officer or agent thereof shall be bound to enquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

          5.4      Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the Directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer, where the transfer is registered, shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

          5.5      There shall be paid to the Company in respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

          5.6      Notwithstanding any other provision of these Articles, if the Company is, or becomes a company which is not a public company; then no shares shall be transferred without the previous consent of the Directors expressed by a resolution of the Board of Directors, and the Directors shall not be required to give any reason for refusing to consent to any such proposed transfer. The consent of the Board required by this Article may be in respect of a specific proposed trade or trades or trading generally, whether or not over a specified period of time, or by specific persons or with such other restrictions or requirements as the Directors may determine.

PART 6
TRANSMISSION OF SHARES

          6.1      In the case of the death of a shareholder, the survivor or survivors, where the deceased was a joint registered holder, and the legal personal representative of the deceased, where he was the sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares. Before recognizing any legal personal representative, the

Directors may require him to deliver to the Company the original or a court-certified copy of a grant of probate or letters of administration in British Columbia or such other evidence and documents as the Directors consider appropriate to establish the right of the personal representative to such title or the interest in the shares of the deceased shareholder.

          6.2      Upon the death or bankruptcy of a shareholder, his personal representative or trustee in bankruptcy, although not a shareholder, shall have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt shareholder if the documents required by the Act shall have been deposited with the Company or its transfer agent. This Article does not apply on the death of a shareholder with respect to shares registered in his name and the name of another person in joint tenancy.

          6.3      Any person becoming entitled to a share in consequence of the death or bankruptcy of a shareholder shall, upon such documents and evidence being produced to the Company as the Act requires, or who becomes entitled to a share as a result of an order of a Court of competent jurisdiction or a statute, has the right either to be registered as a shareholder in his representative capacity in respect of such share, or, if he is a personal representative, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the Directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the right, if any, to decline or suspend registration of a transferee as they would have in the cause of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.

PART 7
ALTERATION OF CAPITAL

          7.1      The Company may by ordinary resolution deposited at the Company’s records office and by filing any consequential amendment of its Notice of Articles with the Registrar, increase the authorized capital of the Company by:

(a)	creating shares with par value or shares without par value or both;

(b)	increasing the number of shares with par value or shares without par value, or both; or

(c)	increasing the par value of a class of shares with par value, if no shares of that class are issued

          7.2      Except as otherwise provided by conditions imposed at the time of creation of any new shares or by these Articles, any addition to the authorized capital resulting from the creation of new shares shall be subject to the provisions of these Articles.

          7.3      Unless these Articles otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class or series meeting of shareholders holding a particular class or series of shares. A quorum for a class or series meeting of shareholders shall be one person holding shares of that class or series present in person at the commencement of the meeting and holding or representing by proxy not less than one-third of the class or series of shares affected, and one person, if he is a quorum, may constitute a class or series meeting.

PART 8
PURCHASE AND REDEMPTION OF SHARES

          8.1      Subject to the special rights and restrictions attached to any class or series of shares and these Articles, the Company may, by a resolution of the Directors and in compliance with the Act, purchase any of its shares at the price and upon the terms specified in such resolution or redeem any class of its shares in accordance with the special rights and restrictions attaching thereto. No such purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Company insolvent.

          8.2      Unless the shares of the Company are to be purchased through a stock exchange or a quotation and trade reporting system, pursuant to an arrangement under the Act, pursuant to a court order, from a bona fide employee or bona fide former employee of the Company or of an affiliate of the Company or his personal representative, or in respect of shares beneficially owned by such employee or former employer, or the Company is purchasing the shares from dissenting shareholders pursuant to the requirements of the Act, or there are reasonable grounds for believing that the purchase price for the shares is not more than the fair market value of those shares, the Company shall make its offer to purchase pro rata to every shareholder who holds shares of the class or series to be purchased.

          8.3      If the Company proposes at its option to redeem some but not all of the shares of any class or series, the Directors may, subject to the special rights and restrictions attached to such shares, decide the manner in which the shares to be redeemed shall be selected, including whether or not such a partial redemption shall be made pro rata.

          8.4      Subject to the provisions of the Act, any shares purchased or redeemed by the Company may be sold or, if cancelled, reissued by it, but, while such shares which have not been cancelled are held by the Company, it shall not exercise any vote in respect of these shares and no dividend or other distribution shall be paid or made thereon.

PART 9
BORROWING POWERS

          9.1      Subject to the provisions of the Act, the Directors may from time to time authorize the Company to:

(a)	borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit;

(b)	issue bonds, debentures, and other debt obligations either outright or as security for any liability or obligation of the Company or any other person;

(c)

mortgage, charge, whether by way of specific or floating charge, or give other security on the undertaking or on the whole or any part of the property and assets of the Company, both present and future; and

(d)	give financial assistance to any person, directly or indirectly, by way of loan, guarantee, the provisions of security, or otherwise.

          9.2      The Directors may make any bonds, debentures or other debt obligations issued by the Company by their terms assignable free from any equities between the Company and the person to whom they may be issued or any other person who lawfully acquires them by assignment, purchase or otherwise.

          9.3      The Directors may authorize the issue of any bonds, debentures or other debt obligations of the Company at a discount, premium or otherwise and with special or other rights or privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares, attending at general meetings of the Company and otherwise as the Directors may determine at or before the time of issue.

          9.4      The Company shall keep or cause to be kept within the Province of British Columbia in accordance with the Act a register of its debentures and a register of debentureholders, which registers may be combined, and, subject to the provisions of the Act, may keep or cause to be kept one or more branch registers of its debentureholders at such place or places as the Directors may from time to time determine and the Directors may by resolution, regulation or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

          9.5      Every bond, debenture or other debt obligation of the Company shall be signed manually by at least one Director or officer of the Company or by or on behalf of a trustee, registrar, branch register, transfer agent or branch transfer agent for the bond, debenture or other debt obligations appointed by the Company or under any instrument under which the bond, debenture or other debt obligation is issued and any additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a bond, debenture or other debt obligation so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the issue thereof.

PART 10
GENERAL MEETING

          10.1      Subject to any extensions of time permitted pursuant to the Act, the first annual general meeting of the Company shall be held within eighteen months from the date it was recognized under the Act, and thereafter an annual general meeting shall be held once in every calendar year at such time (not being more than fifteen months after the holding of the last preceding annual general meeting) and at the place inside or outside British Columbia as may be determined by the Directors.

          10.2      If the Company is, or becomes, a company which is not a public company and all the shareholders entitled to attend and vote at an annual general meeting consent in writing to all the business which is required or desired to be transacted at the meeting, such annual general meeting shall be deemed for the purpose of this Part to have been held on the date specified in the consent, and it is not necessary for the Company to hold that annual general meeting.

          10.3      All general meetings other than annual general meetings are herein referred to as and may be called extraordinary general meetings.

          10.4      The Directors may, whenever they think fit, convene an annual general meeting or an extraordinary general meeting. An extraordinary general meeting, if requisitioned in accordance with the Act, shall be convened by the Directors or, if not convened by the Directors, may be convened by the requisitionists as provided in the Act.

          10.5      A notice convening a general meeting specifying the place, the day, and the hour of the meeting, and, in case of special business, the general nature of that business, shall be given as provided in the Act and in the manner hereinafter in these Articles mentioned, or in such other manner as may be prescribed by the Directors to such person as are entitled by law or under these Articles to receive such notice from the Company. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any shareholder shall not invalidate the proceedings at that meeting.

          10.6      All the shareholders of the Company entitled to attend and vote at a general meeting may, by unanimous consent in writing given before, during or after the meeting, or if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of such meeting and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting.

          10.7      Except as otherwise provided by the Act, where any special business at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by shareholders at the registered office or records office of the Company or at some other place in British Columbia designated in the notice during the usual business hours up to the date of such general meeting.

PART 11
PROCEEDINGS AT GENERAL MEETINGS

          11.1      All business shall be deemed special business which is transacted at:

(a)	an extraordinary general meeting other than the conduct of and voting at, such meeting; and

(b)

an annual general meeting, with the exception of the conduct of, and voting at, such meeting, the consideration of the financial statement and of the report of the auditor, if any, fixing or changing the number of Directors, approval of a motion to elect two or more directors by a single resolution, the election of Directors, the appointment of the auditor, the fixing of the remuneration of the auditor and such other business as by these Articles or the Act ought to be transacted at a general meeting without prior notice thereof being given to the shareholders.

          11.2      No business, other than election of the chairman or the adjournment of the meeting, shall be transacted at any general meeting unless a quorum of shareholders in person or by proxy, entitled to attend and vote, is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

          11.3      Save as herein otherwise provided, a quorum shall be two persons present and being, or representing by proxy, shareholders holding not less than one-twentieth of the issued shares entitled to be voted at the meeting or such greater percentage prescribed by any stock exchange or market quotation system on which the Company’s shares are listed. If there is only one shareholder the quorum is one person present and being, or representing by proxy, such shareholder. The Directors, the Secretary or, in his absence, an Assistant Secretary, the solicitor of the Company, and any other person invited by the Directors shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he shall be a shareholder or proxyholder entitled to vote thereat.

          11.4      If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if convened upon the requisition of shareholders, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the person or persons present and being, or representing by proxy, a shareholder or shareholders entitled to attend and vote at the meeting shall be a quorum.

          11.5      The Chairman of the Board, if any, or in his absence the President of the Company, shall be entitled to preside as chairman at every general meeting of the Company.

          11.6      If at any general meeting neither the Chairman of the Board nor President is present within fifteen minutes after the time appointed for holding the meeting or is willing to act a chairman, the Directors present shall choose someone of their number, or the solicitor of the Company, to be chairman. If all the Directors present, and the solicitor of the Company, decline to take the chair or fail to so choose or if no Director be present, the persons present and entitled to vote shall choose one of their number to be chairman.

          11.7      The chairman may and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice, of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

          11.8      No motion proposed at a general meeting need be seconded unless the chair of the meeting rules otherwise and the chairman may propose or second a motion.

          11.9      Subject to the provisions of the Act, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is directed by the chairman or demanded by at least one shareholder entitled to vote who is present in person or by proxy. The chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the book of proceedings of the Company. A declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry to that effect in the book of the proceedings of the Company shall be prima facie evidence of the fact, of the number or proportion of the votes recorded in favour of, or against, that resolution.

          11.10      In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a casting vote in addition to the vote or votes to which he may be entitled as a shareholder or proxyholder.

          11.11      No poll may be demanded on the election of a chairman. A poll demanded on a question of adjournment shall be taken at the meeting without adjournment. A poll demanded on any other question shall be taken as soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the chairman of the meeting directs. The result of the poll shall be deemed to be the resolution of and passed at the meeting at which the poll was demanded. Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. A demand for a poll may be withdrawn.

          11.12      In the case of any dispute as to the admission or rejection of a vote, whether by show of hands or on a poll, the chairman shall determine the same, and his determination made in good faith is final and conclusive.

          11.13      Every ballot cast upon a poll and every proxy appointing a proxyholder who casts a ballot upon a poll shall be retained by the Secretary for such period and be subject to such inspection as the Act may provide.

          11.14      On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

          11.15      Unless the Act or these Articles otherwise provide, any action to be taken by a resolution of the shareholders may be taken by an ordinary resolution.

          11.16      The majority of votes required for the Company to pass a special resolution at a meeting of the shareholders is three-quarters (3/4) of the votes cast on the resolution.

          11.17      A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, by all of the shareholders shall be as valid and effectual as if it had been passed at a meeting of the shareholders duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the shareholders and shall be effective on the date stated thereon or on the latest date stated on any counterpart.

PART 12
VOTES OF SHAREHOLDERS

          12.1      Subject to any special voting rights or restrictions attached to any class of shares and the restrictions on joint registered holders of shares, on a show of hands every shareholder who is present in person or by proxy (other than a proxyholder that is subject to conflicting voting directions) and entitled to vote thereat shall have one vote and on a poll every shareholder shall have one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxy.

          12.2      Any person who is not registered as a shareholder but is entitled to vote at any general meeting in respect of a share, may vote the share in the same manner as if he were a shareholder; but, unless the Directors have previously admitted his right to vote at that meeting in respect of the share, he shall satisfy the Directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.

          12.3      Any corporation not being a subsidiary which is a shareholder of the Company may authorize such person as it thinks fit to act as its representative at any general meeting or class meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual shareholder of the Company personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall be counted for the purpose of forming a quorum if present at the meeting. Evidence of the appointment of any such representative may be sent to the Company by written instrument, telegram, telex or any method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation being a shareholder may appoint a proxyholder.

          12.4      Where there are joint shareholders registered in respect of any share, any one of the joint shareholders may vote at any meeting in person, by proxy or by authorized representative in respect of the share as if he were solely entitled to it. If more than one of the joint shareholders is present at any meeting in person, by proxy or by authorized representative, the joint shareholder so present whose name stands first on the central securities register in respect of the share shall alone be entitled to vote in respect of that share. For the purpose of this Article several executors or administrators of a deceased shareholder in whose sole name any share stands shall be deemed joint shareholders.

          12.5      A shareholder of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee or other person in the nature of a committee appointed by that court, and any such committee, or other person may appoint a proxyholder.

          12.6      A shareholder holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more (but not more than five) proxyholders to attend, act and vote for him on the same occasion. If such a shareholder should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote. A shareholder may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

          12.7      Any person, having attained the age of majority, may act as proxyholder whether or not he is entitled on his own behalf to be present and to vote at the meeting at which he acts as proxyholder. The proxy may authorize the person so appointed to act as proxyholder for the appointor for the period, at any meeting or meetings, and to the extent permitted by the Act.

          12.8      A proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney of that corporation.

          12.9      Unless the Directors fix some other time by which proxies must be deposited, a proxy and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy thereof, shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice convening the meeting, not less than 48 hours (excluding Saturdays and holidays) before the time for holding the meeting in respect of which the person named in the instrument is appointed, or shall be deposited with a Director or officer or the solicitor of the Company at such meeting prior to its commencement.

          12.10      In addition to any other method of depositing proxies provided for in these Articles, the Directors may by resolution make regulations relating to the depositing of proxies at any place or places and fixing the time for depositing the proxies. If the Company is or becomes a public company, the time so fixed shall not exceed 48 hours (excluding Saturdays and holidays) preceding the meeting or adjourned meeting specified in the notice calling a meeting of shareholders and providing for particulars of such proxies to be sent to the Company or any agent of the Company in writing or by letter, telegram, telex or any method of transmitting legibly recorded messages so as to arrive before the commencement of the meeting or adjourned meeting at the office of the Company or of any agent of the Company appointed for the purpose of receiving such particulars and providing that proxies so deposited may be acted upon as though the proxies themselves were deposited as required by this Part and the votes given in accordance with such regulations shall be valid and shall be counted.

          12.11      Unless the Act or any other statute or law requires any other form of proxy, a proxy, whether for a specified meeting or otherwise, shall be either in the form following or in any other form that the Directors or the chairman of the meeting shall approve:

______________________________________________________________________
          [name of company]

          The undersigned, being a shareholder of the above named Company, hereby appoints ______________________________________________ of ___________________________________________________________ or failing him ___________________________________________________ of __________________________________________________________ as proxyholder for the undersigned to attend, act and vote for and on behalf the undersigned at the general meeting of the Company to be held on the ____ day of ____________ and at any adjournment thereof.

          Signed this ___ day of __________________, 20___.

_______________________________
(Signature of Shareholder)

_______________________________
(Name of Shareholder – Printed)

          12.12      A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death or incapacity of the shareholder giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the share in respect of which the proxy is given, provided that no notification in writing of such death, incapacity, revocation or transfer shall have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting for which the proxy was given before the vote was taken.

          12.13      Every proxy may be revoked by an instrument in writing:

(a)	executed by the shareholder giving the same or by his attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation; and

(b)

delivered either at the registered office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is to be used shall have been taken;

or in any other manner provided by law.

          12.14      The chair of any general meeting or annual general meeting may, but is not under any obligation to, inquire into the authority of any person to vote at such meeting and to demand from that person production of evidence as to the existence of such authority to vote.

PART 13
DIRECTORS

          13.1      The persons listed in the Notice of Articles as Directors of the Company upon recognition of the Company, and who consent to act as such, are the first Directors. The Directors to succeed the first Directors may be appointed in writing by a majority of the incorporators or at a meeting of the incorporators, or if not so appointed, they shall be elected by the shareholders entitled to vote on the election of Directors. The number of Directors, excluding additional Directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but notwithstanding anything contained in these Articles the number of Directors shall never be less than one or, if the Company is or becomes a public company, less than three.

          13.2      The remuneration of the Directors may from time to time be determined by the Directors or, if the Directors shall so decide, by the shareholders. Such remuneration may be in addition to any salary or other remuneration paid to any Director in his capacity as officer or employee of the Company. The Directors shall be reimbursed for reasonable travelling, hotel and other expenses they incur in and about the business of the Company and if any Director shall perform any professional or other services for the Company that in the opinion of the Directors are outside the ordinary duties of a Director or shall otherwise be specially occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such Director, by the Company in general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The Directors on behalf of the Company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any Director who has held any salaried office or position with the Company or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

          13.3      A Director shall not be required to hold a share in the capital of the Company as qualification for his office but shall be qualified as required by the Act to become or act as a Director.

PART 14
ELECTION AND REMOVAL OF DIRECTORS

          14.1      At each annual general meeting of the Company all the Directors shall retire immediately prior to the election of the Director and the shareholders entitled to vote thereat shall elect a Board of Directors consisting of the number of Directors for the time being fixed pursuant to these Articles.

          14.2      A retiring Director shall be eligible for re-election.

          14.3      Where the Company does not hold an annual general meeting in accordance with the Act, the Directors then in office shall be deemed to have been elected or appointed as Directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other Directors are appointed or elected or until the day on which the next annual general meeting is held.

          14.4      If at any general meeting at which there should be an election of Directors the places of any of the retiring Directors are not filled by such election, such of the retiring Directors who are not re-elected as may be requested by the newly-elected Directors shall, if willing to do so, continue in office to complete the number of Directors for the time being fixed pursuant to these Articles until further new Directors are elected at a general meeting convened for the purpose. If any such election or continuance of Directors does not result in the election or continuance of the number of Directors for the time being fixed pursuant to these Articles such number shall be fixed at the number of Directors actually elected or continued in office.

          14.5      Any casual vacancy occurring in the Board of Directors may be filled by the remaining Directors or Director, or by ordinary resolution of the Company. If the number of Directors is increased by ordinary resolution passed at an extraordinary general meeting, then the Company may by ordinary resolution appoint Directors to fill the vacancies in the Board of Directors thereby created.

          14.6      Between successive annual general meetings the Directors shall have power to appoint one or more additional Directors but the number of additional Directors shall not be more than one-third of the number of Directors elected or appointed at the last annual general meeting. Any Directors so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for election at such meeting and, so long as he is an additional Director, the number of Directors shall be increased accordingly.

          14.7      Any Directors may by instrument in writing delivered to the Company appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present unless the Directors shall have reasonably disapproved the appointment of such person as an alternate Director and shall have given notice to that effect to the Director appointing the alternate Director within a reasonable time after delivery of such instrument to the Company. Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote as a Director at a meeting at which the person appointing him is not personally present, and, if he is a Director, to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivered to the Company revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate shall be payable out of the remuneration of the Director appointing him.

          14.8      A Director ceases to hold office when he:

(a)	dies;

(b)	resigns his office by notice in writing delivered to the registered office of the Company;

(c)	is convicted of an indictable offence and the other Directors shall have resolved to remove him;

(d)	ceases to be qualified to act as a Director pursuant to the Act; or

(e)	is removed in accordance with Article 14.10.

          14.9      Every resignation of a Director becomes effective at the time a written resignation is delivered to the registered office of the Company or at the time specified in the resignation, whichever is later.

          14.10      The Company may by special resolution remove any Director before the expiration of his period of office and may by an ordinary resolution appoint another person in his stead.

PART 15
POWERS AND DUTIES OF DIRECTORS

          15.1      The Directors shall manage or supervise the management of the affairs and business of the Company and shall have the authority to exercise all such powers of the Company as are not, by the Act or these Articles, required to be exercised by the Company in general meeting.

          15.2      The Directors may from time to time by power of attorney or other instrument under seal appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Directors may think fit, and any such appointment may be made in favour of any of the Directors or any of the shareholders of the Company or in favour of any corporation, or of any of the shareholders, directors, nominees or managers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the Directors think fit. Any such attorney may be authorized by the Directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested to him.

          15.3      The Directors may set the remuneration of the auditors. If the Directors so decide, the remuneration of the auditors will be determined by the shareholders.

PART 16
DISCLOSURE OF INTEREST OF DIRECTORS

          16.1      A Director who holds a disclosable interest, as defined in the Act, in an existing or proposed contract or transaction with the Company or who holds any office or possesses any property whereby, directly or indirectly, a duty or interest might be created to conflict with his duty or interest as a Director shall declare the nature and extent of his interest in such contract or transaction or of the conflict or potential conflict with his duty and interest as a Director, as the case may be, in accordance with the provisions of the Act.

          16.2      Except as permitted by the Act, a Director shall not vote in respect of any such contract or transaction with the Company in which he is interested and if he shall do so his vote shall not be counted, but he shall be counted in the quorum present at the meeting at which such vote is taken.

          16.3      A Director may hold any office or position with the Company, other than the office of auditor of the Company, in conjunction with his office of Director for such period and on such terms, as to remuneration or otherwise, as the Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or position or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the Act, no contract or transaction entered into by or on behalf of the Company in which a Director is in any way interested shall be liable to be voided by reason thereof.

          16.4      Subject to compliance with the provisions of the Act, a Director or his firm may act in a professional capacity for the Company (except as auditor of the Company) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

          16.5      A Director may be or become a director or other officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Act, such Director shall not be accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his interest in, such other corporation or firm, unless the Company’s general meeting otherwise directs.

PART 17
PROCEEDINGS OF DIRECTORS

          17.1      The Chairman of the Board, if any, or in his absence the President, shall preside as chairman at every meeting of the Directors, or if there is no Chairman of the board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or, if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting. With the consent of the meeting, the solicitor of the Company may act Chairman of a meeting of the Directors.

          17.2      The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote. Meetings of the Board held at regular intervals may be held at such place, at such time and upon such notice (if any) as the Board may by resolution from time to time determine.

          17.3      A Director may participate in a meeting of the Board or of any committee of the Directors by means of conference telephones or other communications facilities by means of which all Directors participating in the meeting can hear each other. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

          17.4      A Director may, and the Secretary or an Assistant Secretary upon request of a Director shall, call a meeting of the Board at any time. Reasonable notice of such meeting specifying the place, day and hour of such meeting shall be given by mail, postage prepaid, addressed to each of the Directors and alternate Directors at his address as it appears on the books of the Company or by leaving it at his usual business or residential address or by telephone, telegram, telex, or any method of transmitting legibly recorded messages. It shall not be necessary to give notice of a meeting of Directors to any Director or Alternate Director if such meeting is to be held immediately following a general meeting at which such Director shall have been elected or is the meeting of Directors at which such Director is appointed.

          17.5      Any Director of the Company may file with the Secretary a document executed by him waiving notice of any past, present or future meeting or meetings of the Directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held thereafter. After the filing of such waiver with respect to future meetings, and until such waiver is withdrawn, no notice of any meeting of the Directors need be given to such Director or, unless the Director otherwise requires in writing to the Secretary, to his alternate Director, and all meetings of the Directors so held shall be deemed not to be improperly called or constituted by reason of notice not having been given to such Director or alternate Director.

          17.6      The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and if not so fixed shall be two Directors or, if the number of Directors is fixed at one, shall be one Director.

          17.7      The continuing Directors (as described in Article 14.4) may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

          17.8      Subject to the provisions of the Act, all acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such Directors or of the members of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a Director.

          17.9      A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, by all of the Directors or their alternates shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the Directors and shall be effective on the date stated thereon or on the latest date stated on any counterpart.

PART 18
EXECUTIVE AND OTHER COMMITTEES

          18.1      The Directors may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which Committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board including the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said Committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The said Committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the Executive Committee, except as to acts done before such revocation or overriding, and to terminate the appointment or change the membership of such Committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said Committee shall constitute a quorum thereof.

          18.2      The Directors may by resolution appoint one or more committees consisting of such member or members of their body as they think fit and may delegate to any such committee between meetings of the Board such powers of the Board (except the power to fill vacancies in the Board and the power to change the membership or of fill vacancies in any committee of the Board and the power to appoint or remove officers appointed by the Board) subject to such conditions as may be prescribed in such resolution, and all committees so appointed shall keep regular minutes of their transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Directors shall also have power at any time to revoke or override any authority given to or acts to be done by any such committees except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of a committee and to fill vacancies in it. Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. A majority of the members of a committee shall constitute a quorum thereof.

          18.3      The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such Committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.

PART 19
OFFICERS

          19.1      The Directors may, from time to time, appoint such officers, if any, as the Directors shall determine and the Directors may, at any time, terminate any such appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of the Act.

          19.2      One person may hold more than one office. Any person appointed as the Chairman of the Board, the President, or the Managing Director shall be a Director. The other officers need not be Directors. The remuneration of the officers of the Company as such and the terms and conditions of their tenure of office or employment shall from time to time be determined by the Directors; such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may in addition to such remuneration be entitled to receive after he ceases to hold such office or leaves the employment of the Company a pension or gratuity. The Directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers.

          19.3      Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.

PART 20
INDEMNITY AND PROTECTION OF
DIRECTORS, OFFICERS AND EMPLOYEES

          20.1      Subject to the provisions of the Act, the Directors shall cause the company to indemnify an individual who is or was a Director or officer of the Company, is or was a Director or officer of another corporation at a time when the corporation is or was an affiliate of the Company, or at the request of the Company, or who holds or held a position equivalent to that of a Director or officer of a partnership, trust, joint venture or other unincorporated entity in which the Company is interested, and the heirs and personal representatives of any such individual against all costs, charges, penalties, fines and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him in a civil, criminal or administrative action or proceeding to which he is made a party, or an amount which he is or may be liable for or in respect of a judgment or fine in, or expenses related to, the proceedings by reason of his being or having been a director or officer of the Company or such corporation or holding or having held such position, including any action brought by the Company or any such corporation. Each Director and officer of the Company on being elected or appointed shall be deemed to have contracted with the Company on the terms of the foregoing indemnity.

          20.2      Subject to the provisions of the Act, the Directors may cause the company to indemnify any employee or agent of the Company or of a corporation of which the Company is or was a shareholder (notwithstanding that he is also a Director) and his heirs and personal representatives against all costs, charges, penalties, fines and expenses whatsoever incurred by him or them and resulting from his acting as an employee or agent of the Company or such corporation.

          20.3      The failure of a Director or officer of the Company to comply with the provisions of the Act or of these Articles shall not invalidate any indemnity to which he is entitled under this Part.

          20.4      The Directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a Director, officer, employee or agent of the Company or as a director, officer, employee or agent of any corporation of which the Company is or was a shareholder and his heirs or personal representatives against any liability incurred by him as such Director, officer, employee or agent.

PART 21
DIVIDENDS AND RESERVE

          21.1      Subject to the rights, if any, of members holding shares with special rights as to dividends, the Directors may from time to time declare and authorize payment of such dividends, if any, as they may deem advisable and need not give notice of such declaration to any shareholder. No dividend shall be paid otherwise than out of funds and/or assets properly available for the payment of such dividends and a declaration by the Directors as to the amount of such funds or assets available for dividends shall be conclusive. The Company may pay any such dividend wholly or in part by the distribution of specific assets, and in particular by paid up shares, bonds, debentures or other securities of the Company or any other corporation, or in any one or more such ways as may be authorized by the Company or the Directors, and where any difficulty arises with regard to such distribution the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled shall be made to any shareholders on the basis of the value so fixed to adjust the rights of all parties, and may vest any such specific assets in trustees for the persons entitled to the dividend as may seem expedient to the Directors.

          21.2      Any dividend declared on shares of any class by the Directors may be made payable on such date as is fixed by the Directors.

          21.3      Subject to the rights of shareholders (if any) holding shares with specific rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of such shares held.

          21.4      The Directors may, before declaring any dividend, set aside out of the funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the Company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit. The Directors may also, without placing the same in reserve, carry forward such funds which they think prudent not to divide.

          21.5      If several persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonus or other moneys payable in respect of the share.

          21.6      No dividend shall bear interest against the Company. Where the dividend to which a shareholder is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

          21.7      Any dividend, bonus or other moneys payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the registered holder, or in the case of joint registered holders, to the registered address of that one of the joint holders who is first named on the register, or to such person and to such address as the holder or joint holders may direct in writing. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. The mailing of such cheque or warrant shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation or the amount of tax so deducted shall not be paid to the appropriate taxing authority.

          21.8      Notwithstanding anything contained in these Articles, the Directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and non-assessable any unissued shares, or any bonds, debentures or debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

PART 22
DOCUMENTS, RECORDS AND REPORTS

          22.1      The Company shall keep at its records office or at such other place as the Act may permit the documents, copies, registers, minutes, and records which the Company is required by the Act to keep at its records office or such other place, as the case may be.

          22.2      The Company shall cause to be kept proper books of accounts and accounting records in respect of all financial and other transactions of the Company to record properly the financial affairs and condition of the Company and to comply with the Act.

          22.3      Unless the Directors determine otherwise, or unless otherwise determined by an ordinary resolution, no shareholder of the Company shall be entitled to inspect the accounting records of the Company.

          22.4      The Directors shall from time to time at the expense of the Company cause to be prepared and laid before the Company in general meeting such financial statements and reports as are required by the Act.

          22.5      Every shareholder shall be entitled, on demand, to be furnished with a copy of the latest annual financial statement of the Company including the auditor's report on it, if any, and, if so required by the Act, a copy of each annual financial statement and interim financial statement shall be mailed to each shareholder.

PART 23
NOTICES

          23.1      A notice, statement, or report may be given or delivered by the Company to any shareholder either by delivery to him personally or by sending it by fax to the fax number provided by the recipient for the sending of that document or documents of that class, or by email to the email address provided by the recipient for the sending of that document or documents of that class, or by mail to his address as recorded in the central securities register. Where a notice, statement or report is sent by fax, email or mail, delivery of the notice, statement or report shall be deemed to be effected by properly addressing, pre-paying and faxing, emailing or mailing (as the case may be) the notice, statement or report and to have been given on the day, Saturdays and holidays excepted, following the date of faxing, emailing or mailing. A certificate signed by the Secretary or other officer of the Company or of any other corporation acting in that behalf for the Company that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and faxed, emailed or mailed (as the case may be) shall be conclusive evidence thereof.

          23.2      A notice, statement or report may be given or delivered by the Company to the joint registered holders of a share by giving the notice to the joint holder first named in the central securities register in respect of the share.

          23.3      A notice, statement or report may be given or delivered by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by sending it by mail, prepaid, addressed to them by name or by the title of representatives of the deceased or incapacitated person or trustee for the bankrupt, or by any like description, at the address (if any) supplied to the Company for the purpose by the persons claiming to be so entitled, or (until such address had been so supplied) by giving the notice in a manner in which the same might have been given if the death, bankruptcy or incapacity had not occurred.

          23.4      Notice of every general meeting or meeting of shareholders holding shares or a particular class or series shall be given in a manner hereinbefore authorized to every shareholder holding at the time of the issue of the notice or the date fixed for determining the shareholders entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the Company and the Directors of the Company shall be entitled to receive notices of any such meeting.

PART 24
RECORD DATES

          24.1      The Directors may fix in advance a date, which shall not be more than the maximum number of days permitted by the Act, preceding the date of any meeting of shareholders, including class and series meetings, or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of shareholders, as the record date for the determination of the shareholders entitled to notice of, or to attend and vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in these Articles, only shareholders of record on the date so fixed shall be deemed to be shareholders for the purposes aforesaid.

          24.2      Where no records date is so fixed for the determination of shareholders as provided in the preceding Article the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, shall be the record date for such determination.

PART 25
SEAL

          25.1      The Directors may provide a seal for the Company and, if they do so, shall provide for the safe custody of the seal which shall not be affixed to any instrument except in the presence of the following persons, namely:

(a)	any two Directors; or

(b)	any officer together with any director; or

(b)	if the Company shall have only one shareholder, the President or the Secretary; or

(d)	such person or persons as the Directors may from time to time by resolution appoint;

and the said Directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution the seal may be affixed in the presence of any one of the foregoing persons.

          25.2      To enable the seal of the Company to be affixed to any bonds, debentures, share certificates, or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the Directors or officers of the Company are, in accordance with the Act and/or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the Company's seal and the Chairman of the Board, the President, the Managing Director or a Vice-President and the Secretary, Treasurer, Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer or an Assistant Secretary-Treasurer may by a document authorize such firm or company to cause the Company's seal to be affixed to such definitive or interim bonds, debentures, share certificates or other securities by the use of such dies, bonds, debentures, share certificates or other securities to which the Company's seal has been so affixed shall for all purposes be deemed to be under and to bear the Company's seal lawfully affixed thereto.

          25.3      The Company may have an official seal for use in any other province, state, territory or country, and all of the powers conferred by the Act with respect thereto may be exercised by the Directors or by a duly authorized agent of the Company.

PART 26
MECHANICAL REPRODUCTIONS OF SIGNATURES

          26.1      The signature of any officer, Director, registrar, branch registrar, transfer agent or branch agent of the Company, unless otherwise required by the Act or by these Articles, may, if authorized by the Directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company or any officer thereof; and any instrument on which the signature of any such person is so reproduced shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold the office that he is stated on such instrument to hold at the date of the delivery or issue of such instrument.

          26.2      The term "instrument" as used in Article 26.1, shall include deeds, mortgages, hypothec, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligation, shares and share warrants of the Company, bonds, debentures and other debt obligations of the Company and all paper writings.

PART 27
CHANGE OF COMPANY NAME

          27.1      The Company may by directors resolution or ordinary resolution deposited at the Company’s records office and by filing an amended Notice of Articles with the Registrar, amend its Notice of Articles to change the name of the Company or to adopt or to change any translation of the Company name that the Company intends to use outside of Canada.